Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

Contact:    Dan Turner
302-774-0081
daniel.a.turner@dupont.com

DuPont Shareholders Elect All 12 DuPont Nominees at 2015 Annual Meeting
Based on Preliminary Results

WILMINGTON, Del., May 13, 2015 - DuPont (NYSE: DD) today announced that, based on proxies submitted to the independent Inspector of Election for its 2015 Annual Meeting of Shareholders, preliminary results indicate that DuPont shareholders have elected all 12 DuPont director nominees.

“We are pleased with the outcome of the vote and especially appreciate the strong expressions of support from so many of our shareholders for our strategic transformation and the continued execution of our plan,” said Ellen Kullman, DuPont’s Chair and Chief Executive Officer. “Our Board and management value the open dialogue and input we have received from our shareholders, and we look forward to continuing to execute our strategic plan to make DuPont a higher growth, higher value company.”

Kullman continued, “Importantly, we also want to recognize all of our dedicated employees, who kept their focus on delivering innovative, science-based solutions our customers value and continuing to deliver on the promise and potential of next generation DuPont.

“In less than two months, we will complete the separation of Chemours and we have a lot of work ahead. We look forward to continuing to do what DuPont does best: connecting our science to the marketplace to help our customers find innovative solutions for complex problems - and translating this into compelling and sustainable value for our shareholders,” Kullman concluded.

Based on the preliminary results, the following nominees have been elected to the Board: Ellen Kullman, Alexander Cutler, Lamberto Andreotti, Edward Breen, Robert Brown, Eleuthère du Pont, James Gallogly, Marillyn Hewson, Lois Juliber, Ulf “Mark” Schneider, Lee Thomas, and Patrick Ward.

IVS Associates, Inc., the independent Inspector of Election, has indicated that it expects to issue certified results shortly, following the customary review and challenge period. DuPont will file the results on Form 8-K.

DuPont (NYSE: DD) has been bringing world-class science and engineering to the global marketplace in the form of innovative products, materials, and services since 1802. The company believes that by collaborating with customers, governments, NGOs, and thought leaders, we can help find solutions to such global challenges as providing enough healthy food for people everywhere, decreasing dependence on fossil fuels, and protecting life and the environment. For additional information about DuPont and its commitment to inclusive innovation, please visit www.dupont.com.

Forward Looking Statements
This document contains forward-looking statements which may be identified by their use of words like “plans,” “expects,” “will,” “believes,” “intends,” “estimates,” “anticipates” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, regulatory approval, market position, anticipated benefits of recent acquisitions, timing of anticipated benefits from restructuring actions, outcome of contingencies, such as litigation and environmental matters, expenditures and financial results, are forward looking statements. Forward-looking statements are not guarantees of future performance and are based on certain assumptions and expectations of future events which may not be realized. Forward-looking statements also involve risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those projected in any such forward-looking statements are: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting products based on biotechnology; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect and enforce the company’s intellectual property rights; successful integration of acquired businesses and separation of underperforming or non-strategic assets or businesses and successful completion of the proposed spinoff of the Performance Chemicals segment including ability to fully realize the expected benefits of the proposed spinoff. The company undertakes no duty to update any forward-looking statements as a result of future developments or new information.

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5/13/15